Award Timing Disclosure	12 Months Ended
Dec. 31, 2025
Award Timing Disclosures [Line Items]
Award Timing MNPI Disclosure

Equity Grant Practices

We do not schedule the grant of any equity awards in anticipation of the disclosure of material, non-public information and we do not schedule the disclosure of material, non-public information based on the timing of granting equity awards. We have not adopted a formal policy that dictates the timing of equity award grants.

As discussed in the Long-Term Incentives portion of the Compensation Elements section above, long-term incentives in the form of stock options or RSUs have been issued by Fuel Tech previously under the LTIP and currently under the 2024 LTIP in accordance with compensation policy as determined by the Committee from time to time. Under current policy, based on the level of the employee position, new employee stock options or RSUs or some combination thereof may be granted at the first Committee meeting following employment. However, from time to time, an option or RSU award may be authorized by the Committee to be granted and effective on a specified date or event, such as on the first date of employment or after a performance measurement time period. The price of all options granted is the mean of the high and low stock prices reported on the NASDAQ Stock Market, Inc. for the effective date of grant. Also, under the current policies of the Committee: typically, all employees’ options have a term of ten years and are subject to a four-year vesting schedule as follows: 50% of the options vest two years from the grant date and 25% vest on each subsequent year on that date. Vesting of an RSU award (RSU Award) is controlled by the terms of the vesting schedule in the RSU Award Agreement. Vesting can vary from RSU Award to RSU Award, and may be based on the passage of time, the achievement of pre-determined performance criteria or any combination of the foregoing. For time-vested RSUs, Fuel Tech’s typical vesting schedule is one-third of the RSU Award after one year, one-third after the second year, and one-third after the third year. Depending on the circumstances, Fuel Tech may use a different vesting schedule whether for time-vested RSUs or other RSU Awards.

The committee may grant options or RSU’s to existing employees on a periodic basis based on the level of the employee position and as well as certain of the factors or performance measurement factors enumerated in the Long-Term Incentives portion of the Compensation Elements section above. While there are no mandatory levels established for the quantity of options or RSUs to be granted, Fuel Tech has used historical practice and employee job level as two of the factors it considers.

Award Timing Method	We do not schedule the grant of any equity awards in anticipation of the disclosure of material, non-public information and we do not schedule the disclosure of material, non-public information based on the timing of granting equity awards. We have not adopted a formal policy that dictates the timing of equity award grants.
Award Timing Predetermined	false
Award Timing MNPI Considered	false
MNPI Disclosure Timed for Compensation Value	false